Q4 2017 Earnings Earnings Release Supplement January 12, 2018 7/13/2017 10:27 AM BlackRock Exhibit 99.2

A broadly diversified business across clients, products and geographies Q4 2017 Total Base Fees of $2.896 billion Assets Under Management of $6.288 trillion at December 31, 2017 Note: Base Fees and AUM by region data is based on client domicile. Equity 53% 51% 62% 32% 28% 48% 64% 65% Institutional Active Americas Fixed income Retail Index EMEA Multi-asset iShares ETFs Alternatives Cash Asia-Pacific 30% 27% 11% 31% 38% 10% 29% 28% 27% 37% 7% 5% 2% 6% 8% Aum Base fees 1

5% 7% 7% 4% 3% 3% 3% 5% Long-term net flows ($ in billions) Total Long-Term Retail iShares ETFs Institutional LTM organic asset growth rate (%) LTM organic base fee growth rate (%) 7% 7% 4% 1% 0% (2)% (1)% 1% 3% 13% 11% 11% 15% 13% 16% 21% 19% (1)% (1)% 0% 0% 2% 2% 3% 3% Note: LTM organic asset growth rate measures rolling last twelve months net flows over beginning of period assets. 4% 6% 4% 2% 3% 1% 2% 5% 7% 6% 19% 2% Q2 Q3 Q4 Q1 2015 2016 2017 $(7) $35 $54 $36 $2 $55 $88 $80 $94 $11 $7 $7 $0 ($6) $(2) $(2) $5 $7 $11 $23 $60 $24 $16 $51 $49 $64 $74 $(29) $5 $(13) $12 $(8) $6 $41 $11 $13 2

Profitability ($ in millions, except per share data) Net Income and EPS, as adjusted Operating Income and Margin, as adjusted For further information and reconciliations between GAAP and as adjusted, see page 12 of this earnings release supplement, notes (1) through (3) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. Operating Income, as adjusted Operating Margin, as adjusted Net Income, as adjusted EPS, as adjusted 44.9% 43.9% 41.6% 41.6% 43.9% 44.8% 44.4% 42.6% 43.9% $4.96 $5.00 $4.75 $4.25 $4.78 $5.14 $5.14 $5.25 $5.24 Q2 Q3 Q4 Q1 2015 2016 2017 $1,248 $1,227 $1,143 $1,047 $1,179 $1,216 $1,232 $1,151 $1,246 $838 $844 $801 $711 $797 $854 $852 $865 $860 3

Capital management (amounts in millions, except per share data) Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions. Share repurchases and weighted average diluted shares Dividends per share 4 169.1 168.7 168.6 167.4 166.6 166.3 165.9 164.9 164.1 78 76 74 109 83 74 76 84 80 44 43 42 64 48 43 44 52169.1 168.7 168.6 167.4 166.6 166.3 165.9 164.9 164.1 78% 76% 74% 109% 83% 74% 76% 84% 80% 44% 43% 42% 64% 48% 43% 44% 52% 48% $275 $275 $275 $300 $275 $275 $275 $275 $275 Q2 Q3 Q4 Q1 2015 2016 2017

Major market indices and exchange rates 5 Source: Bloomberg (1) Revenue weighted composite index calculated by BlackRock to approximate the impact of market fluctuations on BlackRock’s equity base fees. The index is derived from publicly available market indices that represent applicable AUM benchmarks for each equity portfolio, as selected by BlackRock. The market impact information for each equity portfolio used to calculate the index may be substantially different from that shown. Index does not include portfolios that do not have an applicable market index. Index does not reflect BlackRock’s investment performance, and is not indicative of past or future results. 1% 5% (1)% 3% 15% 16% 21% 3% (11)% (3)% Spot % Change Average % Change 12/31/2017 vs. Q4 2017 vs. 42735 43008 43100 43008 42735 Q4 2016 Q3 2017 Q4 2017 Q3 2017 Q4 2016 Equity Indices: Domestic S&P 500 2,239 2,519 2,674 6.1532354108773321E-2 0.19428316212594909 2186 2,467 2,604 5.5533036076205917E-2 0.19121683440073192 Global MSCI Barra World Index 1,751 2,001 2,103 5.0974512743628186E-2 0.20102798400913763 1718 1,958 2,052 4.8008171603677222E-2 0.19441210710128057 MSCI Europe Index 123 131 131 -% 6.5040650406504072E-2 117 128 132 3.125E-2 0.12820512820512819 MSCI AC Asia Pacific Index 135 161 174 8.0745341614906832E-2 0.28888888888888886 137 160 169 5.6250000000000001E-2 0.23357664233576642 MSCI Emerging Markets Index 862 1,082 1,158 7.0240295748613679E-2 0.3433874709976798 877 1,068 1,125 5.3370786516853931E-2 0.28278221208665905 S&P Global Natural Resources 3,123 3,512 3,810 8.4851936218678814E-2 0.21998078770413065 3010 3,373 3,613 7.1153276015416544E-2 0.20033222591362126 BLK Equity Index (1) 0.06 0.23 0.05 0.21 Fixed Income Index: Barclays U.S. Aggregate Bond Index 1,976 2,038 2,046 -% 3.54251012145749E-2 1994 2,036 2,040 -% 2.3069207622868605E-2 Foreign Exchange Rates: GBP to USD 1.23 1.34 1.35 7.462686567164185E-3 9.7560975609756184E-2 1.24 1.31 1.33 1.5267175572519097E-2 7.2580645161290383E-2 EUR to USD 1.05 1.18 1.2 1.6949152542372899E-2 0.14285714285714277 1.08 1.18 1.18 -% 9.2592592592592463E-2

Quarterly revenue Q4 2017 Compared to Q4 2016 $579 million Total Revenue Q4 2017 Compared to Q3 2017 $236 million Percentage Change Year-over-Year Sequential Base Fees ex. SL 17% 4% Securities lending 9% -% Performance fees 121% 49% Technology and risk management revenue 15% 3% Distribution fees (22)% 40% Advisory and other revenue (8)% 44% Total 20% 7% Q4 2017 $3,469 million 6 2% 6% 5% 85% Base fees ex. Securities lending Securities lending performance fees Technology and risk management revenue advisory and other revenues $2,804 $181 $18 $5 $(6) $(11) $(26) $2,965 $2,824 $130 $15 $14 $6 $(2) $(22) $2,965 Q2 2016 Base fees ex sec lending Technology and risk management securities lending distribution fees advisory other revenue performance fees Q2 2017 Q1 2017

Quarterly investment advisory, administration fees and securities lending revenue Q4 2017 Compared to Q4 2016 Investment advisory, administration fees and securities lending revenue $410 million Q4 2017 Compared to Q3 2017 $104 million Q4 2017: $2,896 million Q4 2016: $2,486 million Q3 2017: $2,792 million 7

Quarterly expense Expense, as adjusted, by category Q4 2017 Compared to Q4 2016, as adjusted Expense, as adjusted, includes non-GAAP adjustments related to PNC LTIP funding obligation of $3 million in the fourth quarter of 2017, $7 million in the fourth quarter of 2016 and $4 million in the third quarter of 2017. For further information, see notes (1) through (3) in the current earnings release. $319 million Q4 2017 Compared to Q3 2017, as adjusted $142 million Percentage Change Year-over-Year Sequential Employee comp. & benefits 17% 6% Distribution & servicing costs 20% 7% Amort. of deferred sales commissions (43)% -% Direct fund expense 30% 2% General & administration 26% 23% Amortization of intangibles (50)% (56)% Total 19% 8% Q4 2017 $1,977 million 8

Full year revenue 2017 Compared to 2016 $1,336 million Total Revenue Percentage Change Year-over-Year Base Fees ex. SL 11% Securities lending 3% Performance fees 101% Technology and risk management revenue 14% Distribution fees (41)% Advisory and other revenue (12)% Total 12% Full year 2017 $12,491 million 9

Full year investment advisory, administration fees and securities lending revenue 2017 Compared to 2016 Investment advisory, administration fees and securities lending revenue $1,013 million Full year 2017: $10,893 million Full year 2016: $9,880 million 10

Full year expense Expense, as adjusted, by category 2017 Compared to 2016, as adjusted Expense, as adjusted, includes non-GAAP adjustments related to a restructuring charge of $76 million in 2016 and PNC LTIP funding obligation of $15 million and $28 million in 2017 and 2016, respectively. For further information, see notes (1) through (3) in the current earnings release. $723 million Percentage Change Year-over-Year Employee comp. & benefits 10% Distribution & servicing costs 15% Amort. of deferred sales commissions (50)% Direct fund expense 18% General & administration 12% Amortization of intangibles (10)% Total 11% Full year 2017 $7,204 million 11

Reconciliation between GAAP and as adjusted ($ in millions) Non-GAAP adjustments include amounts related to a restructuring charge, PNC LTIP funding obligation, compensation related to appreciation (depreciation) on certain deferred compensation plans, the effects of the Tax Cuts and Jobs Act and other noncash income tax matters, as applicable. For further information and reconciliation between GAAP and as adjusted, see notes (1) through (3) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. 12 1,151 1,246 (16) (9) $(41) $(48) $11 $(48) $(25) $1 $(38) $(7) (9) 16 (10) 10 (6) (2) – (9) (10) As Adjusted $(50) $(32) $1 $(38) $(31) $(1) $(38) $(16) $(9) (60) (21) 2015 2016 2017 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Operating Income GAAP $1,137 $963 $1,173 $1,209 $1,225 $1,147 $1,242 $1,394 $1,489 Non-GAAP adjustments 6 84 6 7 7 4 4 4 3 As Adjusted $1,143 $1,047 $1,179 $1,216 $1,232 $1,151 $1,246 $1,398 $1,492 Nonoperating Income (Expense) GAAP $11 $-48 $-25 $1 $-38 $-7 $1 $10 $1 Non-GAAP adjustments -10 10 -6 -2 - -9 -10 -12 -6 As Adjusted $1 $-38 $-31 $-1 $-38 $-16 $-9 $-2 $-5 Net Income GAAP $861 $657 $789 $875 $851 $862 $857 $947 $2,304 Non-GAAP adjustments -60 54 8 -21 1 3 3 22 -1,282 As Adjusted $801 $711 $797 $854 $852 $865 $860 $969 $1,022

Important Notes This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions. BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. BlackRock has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this earnings release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the potential for human error in connection with BlackRock’s operational systems; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or PNC; (11) changes in law and policy and uncertainty pending any such changes; (12) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (13) the ability to attract and retain highly talented professionals; (14) fluctuations in the carrying value of BlackRock’s economic investments; (15) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (16) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (17) the failure by a key vendor of BlackRock to fulfill its obligations to the Company; (18) any disruption to the operations of third parties whose functions are integral to BlackRock’s ETF platform; (19) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (20) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions. This presentation also includes non-GAAP financial measures. You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations on page 12 of this earnings release supplement, our current earnings release dated January 12, 2018, and BlackRock’s other periodic reports, which are available on BlackRock’s website at www.blackrock.com. 13